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[LOGO] SUNAMERICA
THE RETIREMENT SPECIALIST

[GRAPHIC]

TAX MANAGED EQUITY FUND
1999 SEMIANNUAL REPORT

[LOGO] SUNAMERICA
MUTUAL FUNDS


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--------------------------------------------------------------------------------
SUNAMERICA TAX MANAGED EQUITY FUND SEMIANNUAL REPORT
JUNE 15, 1999

Dear Shareholders:

    We are pleased to present you with this first semiannual report for the SunAmerica Tax Managed Equity Fund. We proudly report that the SunAmerica Tax Managed Equity Funds outperformed its benchmarks for this period. (Since the Fund has not been in operation for a full six months, performance is being reported for the life of the Fund from its commencement of operations on March 1, 1999 through April 30, 1999.)

    SunAmerica Tax Managed Equity Fund Class A returned 9.5% on a cumulative basis compared to 8.0% for the S&P 500 Index, 7.5% for the Morningstar Large-Cap Blend Index and 9.4% for the Lipper Growth & Income Average, for the two months ended April 30, 1999. (Returns do not reflect the impact of sales charges). SunAmerica Tax Managed Equity Fund seeks high total return, with a view toward minimizing the impact of taxes on investors' returns.

PERFORMANCE REVIEW
    The Fund's notable outperformance was primarily due to adviser J.P. Morgan Investment Management's strong stock selection. J.P. Morgan's proprietary tax-sensitive valuation model, along with its extensive fundamental research, helped the portfolio managers add value through an emphasis on identifying the most attractive stocks within each sector rather than on making large sector bets. The model also provided input for portfolio buy/sell decisions to reduce the impact of capital gains taxes on after-tax returns. The Fund favored:

- companies with sustainable competitive advantage and long-term return potential

- returns from capital gains versus dividends

- controlled capital gains realization

- tax-lot accounting, to determine those tax lots with the lowest tax consequences.

PORTFOLIO ACTIVITY
    In the two months since the Fund's inception, the spotlight on global economic recovery expectations grew. Japan's economy showed signs of reaching the bottom of its long decline, and as a result, the rest of Asia began to improve. In Latin America, problems in Brazil were not as severe or as widespread as earlier expected. These stunning headlines, including the outbreak of war in the Balkans, kept large-cap U.S. stocks on their upward trajectory. The Dow Jones Industrial Average reached a major milestone, closing above the 10,000 mark for the first time on March 29th. Both the NASDAQ Composite and S&P 500 Index also closed in record territory. Yet, the market remained incredibly narrow. For example, only two stocks--Microsoft Corp. and America Online Inc.--accounted for one-third of the S&P's advance in the month of March. Growth stocks continued to trounce value stocks.

    However, "megacap" growth stocks began to underperform in mid-April in dramatic fashion. In fact, by the end of the month, value stocks were ahead of growth stocks by a wide margin, sharply reversing a well-established trend. Cyclical industries with a heavy reliance on the global economy were the best performing sectors in April; former leaders like the technology and pharmaceutical sectors were the worst performers.

    The tax-efficient investment strategy used by J.P. Morgan was particularly attractive in this rising market environment, positioning the portfolio to generate savings, as greater realized capital appreciation results in increased capital gains taxes. Of course, as of April 30, 1999, the portfolio was quite new, and J.P. Morgan looked to buy stocks that they believe will be long-term holdings. Thus there was minimal turnover to date. As time passes, there will be many opportunities to offset gains and losses and increase the overall expected portfolio return.

    One stock that J.P. Morgan did buy and sell within the semi-annual period was Compaq. In that transaction, a decline in the stock came after the company announced disappointing earnings results. Upon further analysis of the company's fundamentals, the stock became a sell candidate, as there were other more attractive technology stocks. The Fund's realized loss will be used to offset a gain in the future. It is important to remember that tax-aware investing is important in all market conditions and can help increase the after-tax returns you actually receive in both rising and declining equity markets.

    Stock selection will also continue to be key to Fund performance. As of April 30, 1999, the Fund was fully invested in common stocks of 70 large capitalization U.S. companies. Top holdings included Cisco Systems, MCI Worldcom, BankAmerica, IBM, Microsoft, Sun Microsystems, Bristol Myers Squibb, Tyco International, Royal Dutch Petroleum, and Wal-Mart Stores.

MANAGER OUTLOOK
    Looking ahead to the remainder of 1999, we believe the move away from "megacap" growth stocks will continue. Historically, there is a high correlation between a strong global economy and the outperformance of value stocks over growth stocks. A recovery in the global economy, likely the catalyst needed to broaden the market, may also improve the prospects of more economically-sensitive cyclical stocks, such as energy, chemicals, paper, capital goods, transportation, and basic industry. Given this outlook, the Fund has been positioned to benefit from the change in leadership to value stocks and cyclical industries that began in April.

    Paying attention to the different tax treatments of price appreciation, dividends and short- and long-term capital gains continues to set SunAmerica Tax Managed Equity Fund and its cutting-edge approach apart from most other traditionally-managed mutual funds that focus on pre-tax performance.

    We value your confidence in us and look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck
Peter A. Harbeck
President

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SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 1999 (UNAUDITED)

                                                    TAX MANAGED
                                                      EQUITY
                                                       FUND
                                                    -----------
ASSETS:
Investments securities, at value*.................  $27,690,494
Short-term securites*.............................      234,000
Cash..............................................          611
Receivable for shares of beneficial interest
   sold...........................................    2,252,624
Prepaid expenses..................................       61,826
Receivable from investment adviser................       49,641
Interest and dividends receivable.................       16,955
                                                    -----------
    Total assets..................................   30,306,151
                                                    -----------
LIABILITIES:
Payable for shares of beneficial interest
   redeemed.......................................      801,840
Accrued expenses..................................       40,058
Investment advisory and management fees payable...       20,282
Distribution and service maintenance fees
   payable........................................       13,559
                                                    -----------
    Total liabilities.............................      875,739
                                                    -----------
        Net assets................................  $29,430,412
                                                    -----------
                                                    -----------
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest, $.0001 par value...  $       215
Paid-in capital...................................   26,890,546
                                                    -----------
                                                     26,890,761
Accumulated undistributed net investment loss.....      (20,750)
Accumulated undistributed net realized loss on
   investments....................................      (49,131)
Net unrealized appreciation of investments........    2,609,532
                                                    -----------
    Net assets....................................  $29,430,412
                                                    -----------
                                                    -----------
*Identified cost
Investment securities.............................  $25,080,962
                                                    -----------
                                                    -----------
Short-term securities.............................  $   234,000
                                                    -----------
                                                    -----------

See Notes to Financial Statements

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SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                    TAX MANAGED
                                                      EQUITY
                                                       FUND
                                                    -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):

Net assets........................................  $15,524,169
Shares of beneficial interest issued and
  outstanding.....................................    1,134,161
Net asset value and redemption price per share....  $     13.69
Maximum sales charge (5.75% of offering price)....         0.84
                                                    -----------
Maximum offering price to public..................  $     14.53
                                                    -----------
                                                    -----------
CLASS B (UNLIMITED SHARES AUTHORIZED):

Net assets........................................  $ 7,317,792
Shares of beneficial interest issued and
  outstanding.....................................      535,084
Net asset value, offering and redemption price per
  share
  (excluding any applicable contingent deferred
  sales charge)...................................  $     13.68
                                                    -----------
                                                    -----------
CLASS II (UNLIMITED SHARES AUTHORIZED):

Net assets........................................  $ 6,588,451
Shares of beneficial interest issued and
  outstanding.....................................      481,814
Net asset value and redemption price per share
  (excluding any applicable contigent deferred
  sales charge)...................................  $     13.67
Maximum sales charge (1.00% of offering price)....         0.14
                                                    -----------
Maximum offering price to public..................  $     13.81
                                                    -----------
                                                    -----------

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF OPERATIONS -- FOR THE PERIOD MARCH 1, 1999* THROUGH APRIL 30, 1999 (UNAUDITED)

                                                    TAX MANAGED
                                                       EQUITY
                                                        FUND
                                                    ------------
INVESTMENT INCOME:
Income:
  Interest........................................   $   10,446
  Dividends (net of withholding taxes of $48).....       44,261
                                                    ------------
    Total investment income.......................       54,707
                                                    ------------
Expenses:
  Investment advisory and management fees.........       40,120
  Distribution and service maintenance fees--Class
     A............................................       12,742
  Distribution and service maintenance fees--Class
     B............................................        5,902
  Distribution and service maintenance fees--Class
     II...........................................        4,893
  Transfer agent fees and expenses--Class A.......        6,101
  Transfer agent fees and expenses--Class B.......        1,427
  Transfer agent fees and expenses--Class II......        1,178
  Custodian fees and expenses.....................       11,470
  Registration fees--Class A......................        8,107
  Registration fees--Class B......................        6,221
  Registration fees--Class II.....................        6,306
  Audit and tax consulting fees...................        6,100
  Directors' fees and expenses....................        1,139
  Printing expense................................       12,190
  Legal fees and expenses.........................        1,850
  Organizational expenses.........................       51,910
  Miscellaneous expenses..........................          610
                                                    ------------
    Total expenses................................      178,266
    Less: expenses waived/reimbursed by investment
      adviser.....................................     (102,319)
    Less: custody credits earned on cash
      balances....................................         (490)
    Net expenses..................................       75,457
                                                    ------------
Net investment loss...............................      (20,750)
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments..................      (49,131)
Net change in unrealized appreciation/depreciation
   on investments.................................    2,609,532
                                                    ------------
Net realized and unrealized gain on investments...    2,560,401
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS:....................................   $2,539,651
                                                    ------------
                                                    ------------

  *  Commencement of Operations

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                      TAX MANAGED
                                                      EQUITY FUND
                                                    ---------------
                                                    FOR THE PERIOD
                                                    MARCH 1, 1999*
                                                        THROUGH
                                                    APRIL 30, 1999
                                                      (UNAUDITED)
                                                    ---------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss.............................    $   (20,750)
  Net realized loss on investments................        (49,131)
  Net change in unrealized
     appreciation/depreciation of investments.....      2,609,532
                                                    ---------------
Net increase in net assets resulting from
   operations.....................................      2,539,651
                                                    ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)............             --
  From net investment income (Class B)............             --
  From net investment income (Class II)...........             --
  From net realized gains on investments (Class
     A)...........................................             --
  From net realized gains on investments (Class
     B)...........................................             --
  From net realized gains on investments (Class
     II)..........................................             --
                                                    ---------------
Total dividends and distributions to
   shareholders...................................             --
                                                    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS (NOTE 6)....................     26,790,761
                                                    ---------------

TOTAL INCREASE IN NET ASSETS......................     29,330,412

NET ASSETS:
Beginning of period...............................        100,000
                                                    ---------------
End of period [including undistributed net
   investment loss for April 30, 1999 of
   ($20,750)].....................................    $29,430,412
                                                    ---------------
                                                    ---------------

  *  Commencement of Operations

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
FINANCIAL HIGHLIGHTS

                            TAX MANAGED EQUITY FUND

                                                         NET GAIN
                                                        ON INVEST-       TOTAL      DIVIDENDS    DISTRI-
                           NET ASSET                   MENTS (BOTH       FROM        FROM NET    BUTIONS               NET ASSET
                             VALUE,     NET INVEST-      REALIZED       INVEST-      INVEST-       FROM      TOTAL       VALUE,
         PERIOD            BEGINNING        MENT           AND           MENT          MENT      CAPITAL    DISTRI-      END OF
          ENDED            OF PERIOD     INCOME(1)     UNREALIZED)    OPERATIONS      INCOME      GAINS     BUTIONS      PERIOD
-------------------------  ----------   ------------   ------------   -----------   ----------   --------   --------   ----------

                                                             CLASS A
3/01/99-
  4/30/99(3)(6)..........    $12.50        $(0.04)         $1.23         $1.19         $  --       $  --      $  --      $13.69

                                                             CLASS B
3/01/99-
  4/30/99(3)(6)..........    $12.50        $(0.05)         $1.23         $1.18         $  --       $  --      $  --      $13.68

                                                            CLASS II
3/01/99-
  4/30/99(3)(6)..........    $12.50        $(0.05)         $1.22         $1.17         $  --       $  --      $  --      $13.67


                                                                      RATIO OF NET
                                       NET ASSETS       RATIO OF       INVESTMENT
                                         END OF         EXPENSES         INCOME
         PERIOD              TOTAL       PERIOD        TO AVERAGE      TO AVERAGE    PORTFOLIO
          ENDED            RETURN(2)     (000'S)       NET ASSETS      NET ASSETS    TURNOVER
-------------------------  ---------   -----------     ----------     ------------   --------

3/01/99-
  4/30/99(3)(6)..........     9.52%      $15,524       1.45%(4)(5)    (0.18)%(4)(5)        0%

3/01/99-
  4/30/99(3)(6)..........     9.44%      $ 7,318       2.10%(4)(5)    (1.32)%(4)(5)        0%

3/01/99-
  4/30/99(3)(6)..........     9.36%      $ 6,588       2.10%(4)(5)    (1.28)%(4)(5)        0%

-------------

(1)  Calculated based upon average shares outstanding
(2)  Total return is not annualized and does not reflect sales load
(3)  Commencement of operations
(4)  Annualized
(5)  Net of the following expense reimbursements (based on average net assets):

                                                                4/30/99
                                                              -----------
Tax Managed Equity Class A..................................       1.95%
Tax Managed Equity Class B..................................       2.79
Tax Managed Equity Class II.................................       3.06

(6) Unaudited

See Notes to Financial Statements

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED)

                                                     VALUE
          SECURITY DESCRIPTION            SHARES   (NOTE 2)

COMMON STOCK -- 94.1%
AEROSPACE & MILITARY TECHNOLOGY -- 2.1%
  Allied Signal, Inc....................  10,600  $   622,750
                                                  -----------
AUTOMOTIVE -- 1.0%
  Johnson Controls, Inc.................   4,200      306,338
                                                  -----------
BANKS -- 3.7%
  BankAmerica Corp......................  12,800      920,000
  Dime Bancorp, Inc.....................   7,500      172,969
                                                  -----------
                                                    1,092,969
                                                  -----------
BROADCASTING & MEDIA -- 2.6%
  Comcast Corp., Class A+...............   3,900      256,181
  News Corp. Ltd. ADR...................   8,600      280,575
  Time Warner, Inc......................   3,200      224,000
                                                  -----------
                                                      760,756
                                                  -----------
BUSINESS SERVICES -- 2.7%
  Service Corp. International...........  10,000      207,500
  Waste Management, Inc.................  10,400      587,600
                                                  -----------
                                                      795,100
                                                  -----------
CHEMICALS -- 1.6%
  Rohm & Haas Co........................  10,300      461,569
                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT -- 10.4%
  Cisco Systems, Inc.+..................   8,400      958,125
  EMC Corp.+............................   5,500      599,156
  International Business Machines
    Corp................................   4,000      836,750
  Sun Microsystems, Inc.+...............  11,200      669,900
                                                  -----------
                                                    3,063,931
                                                  -----------
CONGLOMERATE -- 5.4%
  Allegheny Teldyne, Inc................   9,500      212,562
  General Electric Co...................   3,400      358,700
  Seagram Co., Ltd......................   6,200      355,725
  Tyco International Ltd................   8,200      666,250
                                                  -----------
                                                    1,593,237
                                                  -----------
DEPARTMENT STORES -- 3.1%
  Federated Department Stores, Inc.+....   6,000      280,125
  Wal-Mart Stores, Inc..................  13,800      634,800
                                                  -----------
                                                      914,925
                                                  -----------
ELECTRONICS -- 3.7%
  Emerson Electric Co...................   2,900      187,050
  Intel Corp............................   8,800      538,450
  Texas Instruments, Inc................   3,400      347,225
                                                  -----------
                                                    1,072,725
                                                  -----------

                                                     VALUE
          SECURITY DESCRIPTION            SHARES   (NOTE 2)

ENERGY SOURCES -- 7.0%
  Exxon Corp............................   6,300  $   523,294
  Mobil Corp............................   6,000      628,500
  Royal Dutch Petroleum Co..............  11,000      645,562
  Tosco Corp............................   9,200      246,100
                                                  -----------
                                                    2,043,456
                                                  -----------
ENTERTAINMENT PRODUCTS -- 0.8%
  Mattel, Inc...........................   9,200      238,050
                                                  -----------
FINANCIAL SERVICES -- 8.8%
  Ambac Financial Group, Inc............   6,900      416,587
  Citigroup, Inc........................   8,200      617,050
  Federal National Mortgage
    Association Corp....................   2,900      205,719
  First Union Corp......................   5,300      293,488
  KeyCorp...............................   7,600      235,125
  Washington Mutual, Inc................   9,000      370,125
  Wells Fargo Co........................  10,400      449,150
                                                  -----------
                                                    2,587,244
                                                  -----------
FOOD, BEVERAGE & TOBACCO -- 3.8%
  Coca-Cola Co..........................   3,500      238,000
  PepsiCo, Inc..........................   9,500      350,906
  Philip Morris Cos, Inc................  10,800      378,675
  Ralston-Ralston Purina Group..........   4,800      146,400
                                                  -----------
                                                    1,113,981
                                                  -----------
FOREST PRODUCTS -- 1.3%
  Temple-Inland, Inc....................   5,300      365,700
                                                  -----------
HEALTH SERVICES -- 0.6%
  HEALTHSOUTH Corp.+....................  13,200      177,375
                                                  -----------
HOTELS & CASINO -- 0.8%
  Starwood Hotels & Resorts Worldwide,
    Inc.................................   6,700      245,806
                                                  -----------
HOUSEHOLD PRODUCTS -- 4.8%
  Kimberly-Clark Corp...................   4,800      294,300
  Procter & Gamble Co...................   5,600      525,350
  Unilever NV...........................   4,500      292,219
  Warner-Lambert Co.....................   4,500      305,719
                                                  -----------
                                                    1,417,588
                                                  -----------
INSURANCE -- 1.7%
  Marsh & McLennan Cos., Inc............   6,600      505,313
                                                  -----------

TAX MANAGED EQUITY FUND
PORTFOLIO OF INVESTMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

                                                     VALUE
          SECURITY DESCRIPTION            SHARES   (NOTE 2)

COMMON STOCK (CONTINUED)
MEDICAL PRODUCTS -- 0.4%
  Genzyme Corp.+........................   3,100  $   117,025
                                                  -----------
PHARMACEUTICALS -- 7.5%
  American Home Products Corp...........   8,400      512,400
  Bristol-Myers Squibb Co...............  10,500      667,406
  Forest Laboratories, Inc.+............   5,000      222,500
  Merck & Co., Inc......................   5,000      351,250
  Monsanto Co...........................  10,100      457,025
                                                  -----------
                                                    2,210,581
                                                  -----------
SOFTWARE -- 3.6%
  America Online, Inc.+.................   2,200      314,050
  Microsoft Corp.+......................   9,000      731,813
                                                  -----------
                                                    1,045,863
                                                  -----------
SPECIALTY RETAIL -- 2.5%
  American Stores Co....................   6,400      202,000
  Dayton Hudson Corp....................   5,600      376,950
  Home Depot, Inc.......................   2,800      167,825
                                                  -----------
                                                      746,775
                                                  -----------
TELECOMMUNICATIONS -- 10.3%
  AT&T Corp.............................   6,150      310,575
  Bell Atlantic Corp....................   4,200      242,025
  GTE Corp..............................   6,900      461,869
  Level 3 Communications, Inc.+.........   2,500      225,156
  Lucent Technologies, Inc..............   7,200      432,900
  MCI WorldCom, Inc.+...................  11,400      936,937
  SBC Communications, Inc...............   7,600      425,600
                                                  -----------
                                                    3,035,062
                                                  -----------
TRANSPORTATION -- 1.5%
  Union Pacific Corp....................   7,300      438,000
                                                  -----------
UTILITIES -- 2.4%
  Columbia Gas Systems, Inc.............   3,000      144,188
  Northern States Power Co..............   7,700      185,762
  PP&L Resources, Inc...................   6,400      178,800
  Wisconsin Energy Corp.................   7,800      209,625
                                                  -----------
                                                      718,375
                                                  -----------
TOTAL INVESTMENT SECURITIES -- 94.1%
  (cost $25,080,962)............................   27,690,494
                                                  -----------

                                          PRINCIPAL AMOUNT          VALUE
          SECURITY DESCRIPTION             (IN THOUSANDS)         (NOTE 2)

SHORT-TERM SECURITIES -- 0.8%
  Cayman Island Time Deposit with State
    Street Bank & Trust Co.
    2.75% due 5/03/99
    (cost $234,000).....................       $   234        $         234,000
                                                              -----------------
TOTAL INVESTMENTS --
  (cost $25,314,962)....................          94.9%              27,924,494
Other assets less liabilities...........           5.1                1,505,918
                                                ------        -----------------
NET ASSETS --...........................         100.0%       $      29,430,412
                                                ------        -----------------
                                                ------        -----------------

------------

+    Non-income producing security
ADR  ("American Depository Receipt")

See Notes to Financial Statements

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED)

NOTE 1. ORGANIZATION

   SunAmerica Strategic Investment Series, Inc. (the "Corporation") is an open-end, diversified management investment company organized as a Maryland corporation on December 16, 1998. It currently consists of one investment fund, the Tax Managed Equity Fund (the "Fund") which seeks high total return with a view towards minimizing the impact of capital gains taxes on investors' returns. The Fund is managed by SunAmerica Asset Management Corp. ("SAAMCo"). The Fund currently offers three classes of shares. The cost structure for each class is as follows:

         Class A shares--     Offered at net asset value per share plus an
                              initial sales charge. Any purchases of Class
                              A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

         Class B shares--     Offered at net asset value per share without
                              an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

         Class II             Offered at net asset value per share plus an
           shares--           initial sales charge. Certain redemptions
                              made within 18 months of the date of purchase are subject to a contingent deferred sales charge.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), except that Class B shares and Class II shares are subject to higher distribution fee rates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements:

   SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)
   NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, the Fund uses the exchange that is the primary market for the security. The Fund may make use of a pricing service in the determination of the net asset value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

   The Fund issues and redeems shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Capital gain distributions and dividends from net investment income, if any, are paid at least annually.

   The Fund records dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

   The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

   The Corporation, on behalf of the Fund, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of the Fund and administers its corporate affairs, subject to general review by the Board of Directors (the "Directors"). In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee payable by the Fund to SAAMCo is computed daily and payable monthly, at an annual rate of 0.85% of the average daily net assets. For the period March 1, 1999 through April 30, 1999, SAAMCo earned fees in the amount stated on the Statement of Operations.

   J.P. Morgan Investment Management, Inc. acts as Adviser to the Fund pursuant to a subadvisory agreement with SAAMCo. Under the subadvisory agreement, the Adviser manages the investment and reinvestment of the assets of the Fund. The Adviser is independent of SAAMCo and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SAAMCo, which pays the Adviser's fees. The annual rate of fees payable by SunAmerica to the Adviser will be 0.45% of the Fund's average daily net assets up to $200 million, 0.40% on the next $200 million, and 0.35% thereafter. The Adviser has agreed to waive fees in the amount of 0.05% of the Fund's average daily net assets on the first $200 million through December 31, 1999. For the period March 1, 1999 through April 30, 1999, SAAMCo paid fees in the amount of $18,880 to the Adviser.

   SAAMCo has agreed to waive fees or reimburse expenses, if necessary, to keep annual expenses at or below 1.45% of average daily net assets on Class A shares and 2.10% of average daily net assets on Class B and Class II shares. SAAMCo also may waive or reimburse additional amounts to increase the investment return to the Fund's investors. Further, any waivers or reimbursements made by SAAMCo are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

   For the period March 1, 1999 through April 30, 1999, SAAMCo has agreed to reimburse expenses as follows:

        Tax Managed Equity Fund Class A...........  $70,907
        Tax Managed Equity Fund Class B...........   16,440
        Tax Managed Equity Fund Class II .........   14,972

   The Corporation, on behalf of the Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). The Fund has adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors have adopted distribution plans hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan." In adopting the Class A Plan, the Class B Plan and the Class II Plan, the

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

   Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, the Distributor receives payments from the Fund at an annual rate of 0.10% of average daily net assets of the Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class II shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities and for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans also provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee at an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the period March 1, 1999 through April 30, 1999, SACS received fees (see Statement of Operations) based on the aforementioned rate.

   SACS receives sales charges on the Funds Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Funds Class B and Class II shares. SACS has advised the Fund that for the period March 1, 1999 through April 30, 1999 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                CLASS A                      CLASS B                     CLASS II                     CLASS II
---------------------------------------  ---------------  ---------------------------------------  ---------------
                                           CONTINGENT                                                CONTINGENT
  SALES     AFFILIATED    NON-AFFILIATED DEFERRED SALES     SALES     AFFILIATED    NON-AFFILIATED DEFERRED SALES
 CHARGES   BROKER-DEALERS BROKER-DEALERS     CHARGES       CHARGES   BROKER-DEALERS BROKER-DEALERS     CHARGES
---------  -------------  -------------  ---------------  ---------  -------------  -------------  ---------------
$ 215,671   $   140,581     $  51,928       $     703     $  53,645    $  34,037      $  19,608       $      --

   The Corporation, on behalf of the Fund, has entered into a service agreement with SunAmerica Fund Services, Inc. ("SAFS"). Under the service agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The service agreement, which permits the Fund to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

   the Directors. For the period March 1, 1999 through April 30, 1999 the Fund incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                    PAYABLE AT
              EXPENSES                            APRIL 30, 1999
-------------------------------------  -------------------------------------
  CLASS A      CLASS B     CLASS II      CLASS A      CLASS B     CLASS II
-----------  -----------  -----------  -----------  -----------  -----------
 $   8,009    $   1,298    $   1,076    $   3,487    $     972    $     790

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

   The cost of purchases and proceeds from sales and maturities of long-term investments during the period March 1, 1999 through April 30, 1999 were as follows:

Purchases (excluding U.S. government securities)............  $25,029,572
Sales (excluding U.S. government securities)................      102,552
Purchases of U.S. government securities.....................      203,073
Sales of U.S. government securities.........................           --

NOTE 5. PORTFOLIO SECURITIES

   The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities, were as follows:

Cost....................................  $25,314,962
                                          -----------
                                          -----------
Appreciation............................  $ 2,930,986
Depreciation............................     (321,454)
                                          -----------
Net unrealized appreciation.............  $ 2,609,532
                                          -----------
                                          -----------

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 1999 (UNAUDITED) -- (CONTINUED)

NOTE 6. CAPITAL SHARE TRANSACTIONS

   Transactions in capital shares of each class of each series were as follows:

                                                             TAX MANAGED EQUITY FUND
                                ----------------------------------------------------------------------------------
                                          CLASS A                      CLASS B                   CLASS II
                                ----------------------------  -------------------------  -------------------------
                                       FOR THE PERIOD              FOR THE PERIOD             FOR THE PERIOD
                                   MARCH 1, 1999 THROUGH        MARCH 1, 1999 THROUGH      MARCH 1, 1999 THROUGH
                                       APRIL 30, 1999              APRIL 30, 1999             APRIL 30, 1999
                                        (UNAUDITED)                  (UNAUDITED)                (UNAUDITED)
                                ----------------------------  -------------------------  -------------------------
                                   SHARES         AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                ------------  --------------  ----------  -------------  ----------  -------------
Shares sold...................     2,565,728  $   32,472,509     538,008  $   7,116,954     492,795  $   6,515,861
Reinvested dividends..........            --              --          --             --          --             --
Shares redeemed...............     1,439,567      19,130,761       2,924         38,446      10,981        145,356
                                ------------  --------------  ----------  -------------  ----------  -------------
Net increase..................     1,126,161  $   13,341,748     535,084  $   7,078,508     481,814  $   6,370,505
                                ------------  --------------  ----------  -------------  ----------  -------------
                                ------------  --------------  ----------  -------------  ----------  -------------

NOTE 7. COMMITMENTS AND CONTINGENCIES

   The SunAmerica Family of mutual funds may borrow up to $100,000,000 under an uncommitted line of credit with State Street Bank and Trust Company, the Funds' custodian, with interest payable at the Federal Funds rate plus 100 basis points. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

NOTE 8. DIRECTORS' RETIREMENT PLAN

   The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of April 30, 1999 the Fund had accrued $34 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the period March 1, 1999 through April 30, 1999 expensed $34, which is included in Directors' fees and expenses on the Statement of Operations.

[LOGO] SUNAMERICA                                       BULK RATE
MUTUAL FUNDS                                           U.S. POSTAGE
                                                          PAID
                                                      Kansas City, MO
                                                      Permit No. 2891

THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10117-3204

TRUSTEES
S. JAMES COPPERSMITH
SAMUEL M. EISENSTAT
STEPHEN J. GUTMAN
PETER A. HARBECK
SEBASTIANO STERPA

OFFICERS
PERTER A. HARBECK, PRESIDENT
J. STEVEN NEAMTZ, VICE PRESIDENT
ROBERT M. ZAKEM, SECRETARY
PETER E. PISAPIA, ASSISTANT SECRETARY
ABBE P. STEIN, ASSISTANT SECRETARY
PETER C. SUTTON, TREASURER
JOHN T. GENOY, ASSISTANT TREASURER
DONNA M. HANDEL, ASSISTANT TREASURER
CHERYL L. HAWTHORNE, ASSISTANT TREASURER

INVESTMENT ADVISER
SUNAMERICA ASSET MANAGEMENT CORP.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

DISTRIBUTOR
SUMAMERICA CAPITAL SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

SHAREHOLDER SERVICING AGENT
SUNAMERICA FUND SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK AND TRUST COMPANY
P.O. BOX 419572
KANSAS CITY, MO 64141-6572

This report is submitted solely for the
general information of shareholders of
the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been
examined by independent accountants
and accordingly no opinion has been
expressed thereon.


Mutual Fund Shares offered by:
SunAmerica Capital Services, Inc.
TXANN